Exhibit 10.13

Second aMENDMENT to AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (REVOLVING LOAN)

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (REVOLVING LOAN) (this “Agreement”) is made as of this 15th day of November, 2021 (“Effective Date”), by and among SIGHT SCIENCES, INC., a Delaware corporation (“Borrower”), MIDCAP FUNDING IV TRUST, as Agent for Lenders (in such capacity and together with its permitted successors and assigns, the “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.
Agent, Lenders and Borrower have entered into that certain Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of November 23, 2020 (as amended by that certain First Amendment to Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of October 5, 2021, and as further amended, restated, amended and restated, supplemented and/or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as the same is amended hereby and as it may be further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.
Borrower has requested, and Agent and the Lenders constituting at least the Required Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement to, among other things, amend the Compliance Certificate attached as Exhibit B to the Existing Credit Agreement, as more fully set forth in and subject to the terms and conditions herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Required Lenders, and Borrower hereby agree as follows:

1.
Recitals; Construction. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as modified hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.
Amendments to Credit Agreement. Subject to the terms and conditions in this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, effective as of the Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)
The Compliance Certificate attached as Exhibit B to the Existing Credit Agreement is amended and restated in its entirety in the form of Annex A attached hereto.

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3.
Representations and Warranties; Reaffirmation of Security Interest. Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of such earlier date. Without limiting the foregoing, each Borrower represents and warrants that prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Borrower acknowledges and agrees that each of this Agreement, the Credit Agreement and the other Financing Documents to which it is a party constitutes the valid and binding agreement or instrument of such Borrower, enforceable against such Borrower in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
4.
Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions have been satisfied, as determined by Agent in its sole discretion, or waived by Agent in its discretion:
(a)
Agent shall have received (including by way electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Borrower, Agent and each Lender constituting Required Lenders;
(b)
all representations and warranties of Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and;
(c)
immediately prior to and after giving effect to this Agreement, no Default or Event of Default exists under any of the Financing Documents.
5.
Costs and Fees. Borrower agrees to promptly pay, or reimburse upon demand for, all reasonable and documented costs and expenses of Agent (including, without limitation, the reasonable and documented fees, costs and expenses of counsel to Agent) in connection with the preparation, negotiation, execution and delivery of this Agreement and any other Financing Documents or other agreements prepared, negotiated, executed or delivered in connection with this Agreement or transactions contemplated hereby, in accordance with Section 12.14 of the Credit Agreement.
6.
Lender Release. In consideration of the agreements of Agent and Required Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and

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from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof or arising out of this Agreement, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among such Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Required Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Required Lenders in connection therewith.
7.
No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
8.
Affirmation. Except as specifically amended pursuant to the terms hereof, Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party, including without limitation the granting of Liens in the Collateral to secure the Obligations and other Financing Documents. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions. Borrower confirms and agrees that all security interests and Liens granted to Agent pursuant to the Financing Documents continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.
9.
Miscellaneous.
(a)
Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as modified by this Agreement. Except as specifically set forth above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.
(b)
THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

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(c)
WAIVER OF JURY TRIAL. EACH BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
(d)
Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8(b) (Submission to Jurisdiction) and Section 12.9(b) (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(e)
Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(f)
Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.
(g)
Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(h)
Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i)
Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

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[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:

MIDCAP FUNDING IV TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: _/s/ Maurice Amsellem___________

 Name: Maurice Amsellem

 Title: Authorized Signatory

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LENDER:

MIDCAP FUNDING IV TRUST

By: Apollo Capital Management, L.P.,

its investment manager

By: Apollo Capital Management GP, LLC,

its general partner

By: _/s/ Maurice Amsellem___________

 Name: Maurice Amsellem

 Title: Authorized Signatory

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BORROWER: SIGHT SCIENCES, INC.

By: _/s/ Jesse Selnick___________________

Name: _Jesse Selnick___________________

Title: _Chief Financial Officer____________

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ANNEX A

Exhibit B to Credit Agreement (Form of Compliance Certificate)

COMPLIANCE CERTIFICATE

This Compliance Certificate is given by _____________________, a Responsible Officer of Sight Sciences, Inc., a Delaware corporation (the “Borrower Representative”), pursuant to that certain Amended and Restated Credit and Security Agreement (Revolving Loan), dated as of November 23, 2020 among the Borrower Representative and any additional Borrower that may hereafter be added thereto (collectively, “Borrowers”), MidCap Funding IV Trust, individually as a Lender and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The undersigned Responsible Officer hereby certifies, solely in his/her capacity as a Responsible Officer of the Borrower Representative and not in any individual capacity, to Agent and Lenders that:

(a) [the financial statements delivered with this certificate in accordance with Section 4.1 of the Credit Agreement fairly present in all material respects the results of operations and financial condition of Borrowers and their Consolidated Subsidiaries as of the dates and the accounting period covered by such financial statements;]

(b) [reserved];

(c) I have reviewed the terms of the Credit Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of Borrowers and their Consolidated Subsidiaries during the accounting period covered by such financial statements, and such review has not disclosed the existence during or at the end of such accounting period, and I have no knowledge of the existence as of the date hereof, of any condition or event that constitutes a Default or an Event of Default, except as set forth in Schedule 1 hereto, which includes a description of the nature and period of existence of such Default or an Event of Default and what action Borrowers have taken, are undertaking and propose to take with respect thereto;

(d) except as noted on Schedule 2 attached hereto, Schedule 9.2(b) to the Credit Agreement contains a complete and accurate list of all business locations of Borrowers and Guarantors and all names under which Borrowers and Guarantors currently conduct business; Schedule 2 specifically notes any changes in the names under which any Borrower or Guarantors conduct business;

(e) except as noted on Schedule 3 attached hereto, the undersigned has no knowledge of (i) any federal or state tax liens (other than Permitted Liens) having been filed against any Borrower, Guarantor or any Collateral, or (ii) any failure of any Borrower or any Guarantors to make required payments of withholding or other tax obligations of any Borrower or any Guarantors during the accounting period to which the attached statements pertain or any subsequent period;

(f) Schedule 5.14 to the Credit Agreement contains a complete and accurate statement of all deposit accounts or investment accounts maintained by Borrowers and Guarantors;

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(g) [except as noted on Schedule 4 attached hereto and Schedule 3.6 to the Credit Agreement, the undersigned has no knowledge of any current, pending or threatened: (i) litigation against the Borrowers or any Guarantors, (ii) inquiries, investigations or proceedings concerning the business affairs, practices, licensing or reimbursement entitlements of Borrowers or any Guarantors, or (iii) default by Borrowers or any Guarantors under any Material Contract to which it is a party;]

(h) [except as noted on Schedule 5 attached hereto, no Borrower has acquired, by purchase, by the approval or granting of any application for registration (whether or not such application was previously disclosed to Agent by Borrowers) or otherwise, any Intellectual Property that is registered with any United States or foreign Governmental Authority, or has filed with any such United States or foreign Governmental Authority, any new application for the registration of any Intellectual Property, that has not previously been reported to Agent on Schedule 3.19 to the Credit Agreement or any Schedule 5 to any previous Compliance Certificate delivered by Borrower to Agent];

(i) [except as noted on Schedule 5 attached hereto, no entered into or become bound by any additional in-bound license or sublicense agreement that is material to Borrower’s business or any additional exclusive out-bound license or sublicense agreement (excluding agreements for in-bound licenses for (a) off-the-shelf software or services that are commercially available to the public, and (b) open source software), that has not previously been reported to Agent on Schedule 3.19 to the Credit Agreement or any Schedule 5 to any previous Compliance Certificate delivered by Borrower to Agent] ;

(j) except as noted on Schedule 6 attached hereto, no Borrower or Guarantor has acquired, by purchase or otherwise, any Chattel Paper, Letter of Credit Rights, Instruments, Documents or Investment Property that has not previously been reported to Agent on any Schedule 6 to any previous Compliance Certificate delivered by Borrower Representative to Agent;

(k) except as noted on Schedule 7 attached hereto, no Borrower or Guarantor is aware of any commercial tort claim that has not previously been reported to Agent on any Schedule 7 to any previous Compliance Certificate delivered by Borrower Representative to Agent; and

(l) [The aggregate amount of cash and cash equivalents held by Borrowers (on a consolidated basis) as of the date hereof is $[__________]];

(m) [The aggregate amount of cash and cash equivalents held by Excluded Subsidiaries as of the date hereof is $[__________]];

(n) [The aggregate amount of Borrower Unrestricted Cash as of the date hereof is $[__________]]; and

(o) [Net Revenue of Borrowers and Guarantors for the relevant Defined Period is equal to $ .] Borrowers and Guarantor are [NOT] in compliance with the covenant contained in Article 6 of the Credit Agreement, and in any Guarantee constituting a part of the Financing Documents[, as demonstrated by the calculation of such covenants below, except as set forth below; in determining such compliance, the following calculations have been made: [See attached worksheets]. Such calculations and the certifications contained therein are true, correct and complete in all material respects].

The foregoing certifications and computations are made as of ________________, 202__ (end of month) and as of _____________, 202__.

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Sincerely, SIGHT SCIENCES, INC. By: Name: Title:

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